Securities Valuation as of June 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair values, establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value in accordance with U.S. GAAP and requires disclosure about fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 –Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability at the measurement date and would be based on the best available information.

Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.

Additional information on each illiquid restricted security held by the Fund on June 30, 2022 is as follows:

Security	Initial Acquisition Date	Shares	Cost	Fair Value	% of Net Assets
LLR Equity Partners V, L.P.	March 14, 2018	920,000	818,583	1,290,533	3.59%

PIMCO Flexible Credit Income Fund - Institutional Class	March 15, 2018	47,619	500,000	374,765	1.04%

Pioneer ILS Interval Fund	August 27, 2018	117,583	1,140,000	985,344	2.74%

LRVHealth, L.P.	July 16, 2019	375,000	318,299	408,700	1.14%

Moran Tice 20:20 Fund, L.P.	July 31, 2020	250,000	250,000	181,604	0.50%

SPAC Opportunity Partners, LLC - Class A	March 25, 2021	1,000,000	1,000,000	835,607	2.32%

RCP Select Capital Fund, L.P.	June 7, 2021	400,000	400,000	400,000	1.11%

Hayman Hong Kong Opportunities	May 6, 2022	500,000	500,000	355,787	0.99%

			$4,926,882	$4,832,340	13.43%

The following table summarized the inputs used to value the Fund’s investments measured at fair value as of June 30, 2022:

	Practical Expedient*		Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$—		$21,250,445	$—	$—	$21,250,445
Preferred Stock*	—		263,025	—	—	263,025
Exchange Traded Funds	—		2,502,600	—	—	2,502,600
Closed-End Funds	—		1,360,109	—	—	1,360,109
Open-End Funds	—		660,135	—	—	660,135
Private Funds	3,472,231	^	—	—	—	3,472,231
REITs*	—		839,610	—	—	839,610
Corporate Bonds*	—		—	986,295	—	986,295
U.S. Government Obligations	—		—	2,213,174	—	2,213,174
Short-Term Investments	—		2,544,405	—	—	2,544,405

Total Investments - Assets	$3,472,231		$29,420,329	$3,199,469	$—	$36,092,029

Other Financial Instruments - Liabilities:

Written Options	$—		$8,645	$—	$—	$8,645

*	See the Schedule of Investments for industry classifications.

^	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Hayman Hong Kong Opportunities	Yes	30 Days	To generate superior risk-adjusted rates of return	Non-diversified portfolio investing in foreign currency forward and option contracts and options of East Asia Countries, may invest in interest rate derivatives to benefit from the stresses imposed on the Hong Kong Monetary Authority’s Linked Exchange Rate System. Will seek to exploit opportunities in the foreign exchange and interest rate markets in Asia.	None

	LLR Equity Partners V, L.P.	No	Not Applicable	Capital Appreciation	Diversified portfolio of equity investments in lower middle market growth companies primarily focused on software and services	Not Applicable

	LRVHealth, L.P	No	Not Applicable	Capital Appreciation	Non-diversified portfolio of insurance-linked securities	Not Applicable

	Moran Tice 20:20 Fund, L.P.	Yes	30 days	Value	Diversified portfolio of investments the Investment Manager believes will be influenced by macro-economic trends and/or event-driven situations	None

	RCP Select Capital Fund, L.P.	No	Not Applicable	Capital Appreciation	Diversified portfolio of ground-up development, value-add and income producing real estate projects and real estate financings.	Not Applicable

	SPAC Opportunity Partners, LLC - Class A	Yes	93 days	Capital Appreciation	Diversified portfolio of special purpose acquisition companies, or “SPACs”.	2 years

(1)

Up to 5% of the Fund’s net asset value per quarter via tender offer. The tender offer is subject to board approval and not a guarantee of future liquidity. A 2% early repurchase fee will be imposed for repurchases made within one year of investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Closed-End Funds	Open-End Funds	Total
Balance as of September 30, 2021	$1,011,212	$378,929	$1,390,141
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(40,506)	(25,868)	(66,374)
Purchases	—	—	—

(Sales)	—	—	—
Transfer in and/or out of Level 3	321,712	374,765	696,477

Balance as of June 30, 2022	$648,994	$(21,704)	$627,290

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at June 30, 2022	$—

The Level 3 investments as of June 30, 2022 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.